Employee Retirement Plans - Schedule of Components of Net Periodic Benefit Income (Expense) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Pension Benefits [Member]
Components of net periodic benefit income (expense):
Interest cost	$ (30.7)	$ (31.7)	$ (28.0)
Service cost	(4.3)	(3.6)	(6.6)
Expected return on assets	45.2	47.0	38.5
Amortization of actuarial gain (loss)	(2.6)	0.4	(2.1)
Total amortization	(2.6)	0.4	(2.1)
Settlement loss		(5.8)
Curtailment gain			15.5
Other components of net periodic pension cost		(0.5)
Total net periodic benefit income (expense)	7.6	5.8	17.3
OPEB Benefits [Member]
Components of net periodic benefit income (expense):
Interest cost	(3.5)	(4.4)	(6.4)
Service cost	(0.9)	(0.8)	(2.0)
Amortization of prior service credit	10.2	9.2	2.3
Amortization of actuarial gain (loss)	(0.1)	(0.1)
Total amortization	10.1	9.1	2.3
Total net periodic benefit income (expense)	$ 5.7	$ 3.9	$ (6.1)